Certain information in this Supplemental Information Package contain Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 14 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	2

Financial Highlights

(unaudited)

	Three Months Ended
	3/31/2018	3/31/2017
Operating Information
Number of Communities	112	106
Number of Sites	20,015	19,333
Rental and Related Income	$27,270,477	$24,530,355
Community Operating Expenses	$12,754,816	$11,480,359
Community NOI	$14,515,661	$13,049,996
Expense Ratio	46.8%	46.8%
Sales of Manufactured Homes	$2,525,487	$1,918,194
Number of Homes Sold	54	43
Number of Rentals Added	165	243
Net Income (Loss)	$(22,208,337)	$2,285,546
Net Loss Attributable to Common Shareholders	$(27,154,510)	$(1,504,201)
Adjusted EBITDA	$14,958,509	$12,976,439
FFO	$(19,544,171)	$5,060,417
Core FFO	$6,354,648	$5,060,417
Normalized FFO	$6,334,541	$5,028,526

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding Basic and Diluted	35,907,090	29,954,773
Net Loss Attributable to Common Shareholders per Share - Basic and Diluted	$(0.76)	$(0.05)
FFO per Share - Diluted	$(0.54)	$0.17
Core FFO per Share - Diluted	$0.18	$0.17
Normalized FFO per Share - Diluted	$0.18	$0.17

Dividends per Common Share	$0.18	$0.18

Balance Sheet
Total Assets	$813,387,119	$725,782,363
Total Liabilities	$366,838,552	$400,854,409

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs	$353,699,718	$387,375,362
Equity Market Capitalization	$486,932,441	$466,623,210
Series A Preferred Stock	$-0-	$91,595,000
Series B Preferred Stock	$95,030,000	$95,030,000
Series C Preferred Stock	$143,750,000	$-0-
Series D Preferred Stock	$50,000,000	$-0-
Total Market Capitalization	$1,129,412,159	$1,040,623,572

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	3

Consolidated Balance Sheets

	March 31, 2018	December 31, 2017
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$61,239,644	$61,239,644
Site and Land Improvements	465,133,352	463,242,075
Buildings and Improvements	23,027,199	22,963,926
Rental Homes and Accessories	224,242,140	216,992,988
Total Investment Property	773,642,335	764,438,633
Equipment and Vehicles	17,437,910	16,874,760
Total Investment Property and Equipment	791,080,245	781,313,393
Accumulated Depreciation	(173,889,571)	(166,444,512)
Net Investment Property and Equipment	617,190,674	614,868,881

Other Assets
Cash and Cash Equivalents	25,951,970	23,242,090
Marketable Securities at Fair Value	113,343,772	132,964,276
Inventory of Manufactured Homes	18,981,697	17,569,365
Notes and Other Receivables, net	25,809,308	25,451,053
Prepaid Expenses and Other Assets	4,499,430	3,457,083
Land Development Costs	7,610,268	6,328,578
Total Other Assets	196,196,445	209,012,445

TOTAL ASSETS	$813,387,119	$823,881,326

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$303,317,181	$304,895,117
Other Liabilities
Accounts Payable	3,119,246	2,960,739
Loans Payable, net of Unamortized Debt Issuance Costs	50,382,537	84,704,487
Accrued Liabilities and Deposits	4,772,792	4,977,886
Tenant Security Deposits	5,246,796	5,127,633
Total Other Liabilities	63,521,371	97,770,745
Total Liabilities	366,838,552	402,665,862

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 shares authorized; 3,801,200 shares issued and outstanding as of March 31, 2018 and December 31, 2017	95,030,000	95,030,000
Series C- 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per Share; 5,750,000 shares authorized, issued and outstanding as of March 31, 2018 and December 31, 2017	143,750,000	143,750,000
Series D - 6.375% Cumulative Redeemable Preferred Stock, par value $0.10 per share, 2,300,000 shares authorized; 2,000,000 and -0- shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	50,000,000	-0-
Common Stock – $0.10 par value per share: 111,363,800 and 113,663,800 shares authorized; 36,311,144 and 35,488,068 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	3,631,114	3,548,807
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of March 31, 2018 and December 31, 2017	-0-	-0-
Additional Paid-In Capital	154,805,246	168,034,868
Accumulated Other Comprehensive Income	-0-	11,519,582
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	446,548,567	421,215,464

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$813,387,119	$823,881,326

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	4

Consolidated Statements of Income (Loss)

(unaudited)

	Three Months Ended
	3/31/2018	3/31/2017
INCOME:
Rental and Related Income	$27,270,477	$24,530,355
Sales of Manufactured Homes	2,525,487	1,918,194
TOTAL INCOME	29,795,964	26,448,549

EXPENSES:
Community Operating Expenses	12,754,816	11,480,359
Cost of Sales of Manufactured Homes	1,980,171	1,503,209
Selling Expenses	804,072	759,379
General and Administrative Expenses	2,358,556	2,202,302
Depreciation Expense	7,594,634	6,540,238
TOTAL EXPENSES	25,492,249	22,485,487

OTHER INCOME (EXPENSE):
Interest Income	470,230	473,359
Dividend and Other Investment Income (Loss), net	(23,453,572)	1,883,131
Other Income	67,463	48,104
Interest Expense	(3,580,468)	(4,057,730)
TOTAL OTHER INCOME (EXPENSE)	(26,496,347)	(1,653,136)

Income (Loss) before Loss on Sales of Investment Property and Equipment	(22,192,632)	2,309,926
Loss on Sales of Investment Property and Equipment	(15,705)	(24,380)
NET INCOME (LOSS)	(22,208,337)	2,285,546

Less: Preferred Dividends	4,946,173	3,789,747

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(27,154,510)	$(1,504,201)

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	5

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended
	3/31/2018	3/31/2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(22,208,337)	$2,285,546
Non-Cash Items Included in Net Income (Loss):
Depreciation	7,594,634	6,540,238
Amortization of Financing Costs	154,881	174,787
Stock Compensation Expense	282,062	169,377
Provision (Benefit) for Uncollectible Notes and Other Receivables	(294,405)	218,530
Gain on Sales of Marketable Securities, net	(20,107)	(31,891)
Decrease in Fair Value of Marketable Securities	25,898,819	-0-
Loss on Sales of Investment Property and Equipment	15,705	24,380
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(1,412,332)	(555,802)
Notes and Other Receivables, net of Notes Acquired with Acquisitions	(63,850)	(46,954)
Prepaid Expenses and Other Assets	270,173	1,461,008
Accounts Payable	158,507	802,082
Accrued Liabilities and Deposits	(205,094)	218,439
Tenant Security Deposits	119,163	366,593
Net Cash Provided by Operating Activities	10,289,819	11,626,333

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	-0-	(36,824,379)
Purchase of Investment Property and Equipment	(10,468,059)	(11,846,814)
Proceeds from Sales of Investment Property and Equipment	535,927	522,436
Additions to Land Development Costs	(1,281,690)	(692,389)
Purchase of Marketable Securities	(6,526,883)	(2,145,267)
Proceeds from Sales of Marketable Securities	268,675	1,368,888
Net Cash Used in Investing Activities	(17,472,030)	(49,617,525)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	-0-	14,250,000
Net (Payments) Proceeds on Short Term Borrowings	(34,305,218)	23,601,802
Principal Payments of Mortgages	(1,714,549)	(1,852,336)
Financing Costs on Debt	(35,000)	(109,868)
Proceeds from Issuance of Preferred Stock, net of Offering Costs	48,247,280	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	9,357,099	13,772,576
Proceeds from Exercise of Stock Options	133,920	2,231,032
Preferred Dividends Paid	(4,680,547)	(3,789,747)
Common Dividends Paid, net of Reinvestments	(5,798,374)	(4,735,323)
Net Cash Provided by Financing Activities	11,204,611	43,368,136

NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	4,022,400	5,376,944
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – BEGINNING OF PERIOD	27,891,249	9,349,489
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – END OF PERIOD	$31,913,649	$14,726,433

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Loss Attributable

to Common Shareholders to FFO, Core FFO and Normalized FFO

(unaudited)

	Three Months Ended
	3/31/2018	3/31/2017
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Net Income (Loss)	$(22,208,337)	$2,285,546
Interest Expense	3,580,468	4,057,730
Franchise Taxes	92,925	92,925
Depreciation Expense	7,594,634	6,540,238
Decrease in Fair Value of Marketable Securities	25,898,819	-0-

Adjusted EBITDA	$14,958,509	$12,976,439

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations

Net Loss Attributable to Common Shareholders	$(27,154,510)	$(1,504,201)
Depreciation Expense	7,594,634	6,540,238
Loss on Sales of Depreciable Assets	15,705	24,380

Funds from Operations (“FFO”)	(19,544,171)	5,060,417

Adjustments:
Decrease in Fair Value of Marketable Securities	25,898,819	-0-

Core Funds from Operations (“Core FFO”)	6,354,648	5,060,417

Adjustments:
Gain on Sales of Marketable Securities, net	(20,107)	(31,891)

Normalized Funds From Operations
(“Normalized FFO”)	$6,334,541	$5,028,526

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(unaudited)

	Three Months Ended		Year Ended
	3/31/2018	3/31/2017	12/31/2017
Shares Outstanding	36,311,144	30,678,712	35,488,068
Market Price Per Share	$13.41	$15.21	$14.90
Equity Market Capitalization	$486,932,441	$466,623,210	$528,772,213
Total Debt	353,699,718	387,375,362	389,599,604
Preferred	288,780,000	186,625,000	238,780,000
Total Market Capitalization	$1,129,412,159	$1,040,623,572	$1,157,151,817

Total Debt	$353,699,718	$387,375,362	$389,599,604
Less: Cash and Cash Equivalents	(25,951,970)	(8,306,625)	(23,242,090)
Net Debt	327,747,748	379,068,737	366,357,514
Less: Marketable Securities at Fair Value (“Securities”)	(113,343,772)	(107,516,027)	(132,964,276)
Net Debt Less Securities	$214,403,976	$271,552,710	$233,393,238

Interest Expense	$3,580,468	$4,057,730	$15,876,972
Capitalized Interest	307,197	113,630	500,859
Preferred Dividends	4,946,173	3,789,747	16,844,812
Total Fixed Charges	$8,833,838	$7,961,107	$33,222,643

Adjusted EBITDA	$14,958,509	$12,976,439	$56,347,752

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	29.0%	36.4%	31.7%

Net Debt Plus Preferred / Total Market Capitalization	54.6%	54.4%	52.3%

Net Debt Less Securities / Total Market Capitalization	19.0%	26.1%	20.2%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	44.6%	44.0%	40.8%

Interest Coverage	3.8x	3.1x	3.4x

Fixed Charge Coverage	1.7x	1.6x	1.7x

Net Debt / Adjusted EBITDA	5.5x	7.3x	6.5x

Net Debt Less Securities / Adjusted EBITDA	3.6x	5.2x	4.1x

Net Debt Plus Preferred / Adjusted EBITDA	10.3x	10.9x	10.7x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	8.4x	8.8x	8.4x

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	8

Debt Analysis

(unaudited)

	Three Months Ended
	3/31/2018	3/31/2017	12/31/2017
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages (1)	$306,746,237	$308,690,220	$308,444,180
Variable Rate Mortgages	-0-	271,427	16,606
Total Mortgages Before Unamortized Debt Issuance Costs	306,746,237	308,961,647	308,460,786
Unamortized Debt Issuance Costs	(3,429,056)	(3,510,687)	(3,565,669)
Mortgages, Net of Unamortized Debt Issuance Costs	$303,317,181	$305,450,960	$304,895,117
Loans Payable:
Unsecured Line of Credit	$15,000,000	$35,000,000	$35,000,000
Other Loans Payable	35,460,606	46,995,241	49,765,824
Total Loans Before Unamortized Debt Issuance Costs	50,460,606	81,995,241	84,765,824
Unamortized Debt Issuance Costs	(78,069)	(70,839)	(61,337)
Loans, Net of Unamortized Debt Issuance Costs	$50,382,537	$81,924,402	$84,704,487

Total Debt, Net of Unamortized Debt Issuance Costs	$353,699,718	$387,375,362	$389,599,604

% Fixed/Floating
Fixed	87.7%	80.4%	80.1%
Floating	12.3%	19.6%	19.9%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (2)
Mortgages Payable	4.24%	4.36%	4.24%
Loans Payable	3.32%	3.14%	3.14%
Total Average	4.11%	4.10%	4.01%

Notes:

(1) Includes a variable rate mortgage with a balance of $-0-, $10,420,552 and $-0- as of March 31, 2018, March 31, 2017 and December 31, 2017, respectively, which has been effectively fixed at an interest rate of 3.89% with an interest rate swap agreement.

(2) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	9

Debt Maturity

(unaudited)

As of 03/31/18:
Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2018	$-0-	$3,809,403		$3,809,403	1.1%
2019	2,567,109	4,534,941		7,102,050	2.0%
2020	12,042,945	19,617,836	(1)	31,660,781	8.9%
2021	2,184,884	524,190		2,709,074	0.8%
2022	20,784,009	360,622		21,144,631	5.9%
Thereafter	269,167,290	21,613,614		290,780,904	81.3%

Total Debt Before Unamortized Debt Issuance Cost	306,746,237	50,460,606		357,206,843	100.0%

Unamortized Debt Issuance Cost	3,429,056	78,069		3,507,125

Total Debt, Net of Unamortized Debt Issuance Costs	$303,317,181	$50,382,537		$353,699,718

Notes:
(1) Includes $15 million balance outstanding on the Company’s Line of Credit due March 2020, with an additional one year option.

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	10

Property Summary and Snapshot

(unaudited)

	3/31/2018	3/31/2017	Change

Communities	112	106	5.7%
Developed Sites	20,015	19,333	3.5%
Occupied	16,325	15,472	5.5%
Occupancy % (1)	81.9%	80.7%	120 bps
Total Rentals	5,772	4,902	17.7%
Occupied Rentals	5,465	4,594	19.0%
Rental Occupancy %	94.7%	93.7%	100 bps
Monthly Rent Per Site	$434	$424	2.4%
Monthly Rent Per Home Rental Including Site	$732	$712	2.8%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(2)		(2)			(1)					(3)

Indiana	11	816	685	131	3,219	2,546	79.1%	$406	1,128	1,091	96.7%	$729
Maryland	1	77	10	67	63	58	92.1%	$478	-0-	-0-	N/A	N/A
Michigan	2	68	68	-0-	354	269	76.0%	$437	166	162	97.6%	$724
New Jersey	4	349	187	162	1,005	958	95.3%	$614	38	37	97.4%	$944
New York	7	617	308	309	1,144	942	82.3%	$514	289	274	94.8%	$862
Ohio	32	1,475	1,065	410	5,098	4,074	79.9%	$368	1,428	1,357	95.0%	$667
Pennsylvania	48	2,087	1,728	359	7,341	5,880	80.1%	$445	1,914	1,761	92.0%	$755
Tennessee	7	413	321	92	1,791	1,598	89.2%	$449	809	783	96.8%	$741
Total as of March 31, 2018	112	5,902	4,372	1,530	20,015	16,325	81.9%	$434	5,772	5,465	94.7%	$732

Notes:
(1) The 136 Sites at Memphis Blues are not included in the calculation of occupancy.
(2) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(3) Includes home and site rent charges.

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	11

Same Property Statistics

(unaudited)

	For Three Months Ended
	3/31/2018	3/31/2017	Change	% Change
Community Net Operating Income

Rental and Related Income	$25,174,039	$23,637,476	$1,536,563	6.5%
Community Operating Expenses	11,188,703	10,365,903	822,800	7.9%

Community NOI	$13,985,336	$13,271,573	$713,763	5.4%

	As of
	3/31/2018	3/31/2017	Change
Other Information
Total Sites	17,890	17,891	0.0%
Occupied Sites	14,886	14,637	1.7%
Occupancy %	83.2%	81.8%	140 bps
Number of Properties	101	101	N/A
Total Rentals	5,458	4,781	14.2%
Occupied Rentals	5,186	4,504	15.1%
Rental Occupancy	95.0%	94.2%	80 bps
Monthly Rent Per Site	$441	$427	3.3%
Monthly Rent Per Home Rental Including Site	$729	$712	2.4%

Notes:
Same Property includes all properties owned as of January 1, 2017, with the exception of Memphis Blues.

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	12

Acquisition Summary

At Acquisition:
Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2015	10	2,774	1,764	64%	$81,217,000	717
2016	3	289	215	74%	$7,277,000	219
2017	11	1,997	1,333	67%	$63,290,000	602

Property Portfolio

Marcellus & Utica Shale Region
Acquired prior to 2017
101 communities and 18,000 sites
Acquired in 2017
11 communities and 2,000 sites
220 acres to be developed into a manufactured home community
Shale Acreage
Total - 5,900
3,200
54%
2,700
46%
Marcellus & Utica Shale Acreage
71 communities and 10,400 sites
Non Marcellus & Utica Shale Acreage
Communities
Total - 112
Maryland 1%
Michigan 2%
New Jersey 3%
Tennessee 6%
New York 6%
Indiana 10%
Pennsylvania 43%
Ohio 29%
20,000 sites

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	13

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of acquisitions costs, costs of early extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on marketable securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus costs of extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on marketable securities investments and certain one-time charges.

FFO per Diluted Common Share, Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 36,195,000 shares for the three months ended March 31, 2018, and 30,427,000 the three months ended March 31, 2017. Common stock equivalents resulting from stock options in the amount of 288,000 shares for the three months ended March 31, 2018, and 472,000 shares for the three months ended March 31, 2017, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2017, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income plus interest expense, franchise taxes, depreciation, amortization and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | First Quarter FY 2018 Supplemental Information	14

Press Release Dated May 9, 2018

FOR IMMEDIATE RELEASE	May 9, 2018
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE FIRST QUARTER ENDED MARCH 31, 2018

FREEHOLD, NJ, May 9, 2018........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended March 31, 2018 of $29,796,000 as compared to $26,449,000 for the quarter ended March 31, 2017, representing an increase of 13%. Net Loss Attributable to Common Shareholders amounted to $27,155,000 or $0.76 per diluted share for the quarter ended March 31, 2018 as compared to $1,504,000 or $0.05 per diluted share for the quarter ended March 31, 2017. This increase was due to the change in fair value of our marketable securities. Starting in 2018, unrealized gains or losses in value on securities holding are included in our operating numbers. Previously, these unrealized gains or losses were recognized in “Accumulated Other Comprehensive Income” on our Balance Sheet. At quarter end, the Company had net unrealized losses of $14,379,000 in its securities portfolio, resulting in a $25,899,000 total decrease in fair value for the quarter.

Core Funds from Operations (“Core FFO”), was $6,355,000 or $0.18 per diluted share for the quarter ended March 31, 2018 as compared to $5,061,000 or $0.17 per diluted share for the quarter ended March 31, 2017, representing an increase in Core FFO per diluted share of 6%. Normalized Funds from Operations (“Normalized FFO”), was $6,335,000 or $0.18 per diluted share for the quarter ended March 31, 2018, as compared to $5,029,000 or $0.17 per diluted share for the quarter ended March 31, 2017, representing an increase in Normalized FFO per diluted share of 6%.

A summary of significant financial information for the three months ended March 31, 2018 and 2017 is as follows:

	For the Three Months Ended
	March 31,
	2018	2017

Total Income	$29,796,000	$26,449,000
Total Expenses	$25,492,000	$22,485,000
Dividend and Other Investment Income (Loss), net	$(23,454,000)	$1,883,000
Net Loss Attributable to Common Shareholders	$(27,155,000)	$(1,504,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.76)	$(0.05)
Core FFO (1)	$6,355,000	$5,061,000
Core FFO (1) per Diluted Common Share	$0.18	$0.17
Normalized FFO (1)	$6,335,000	$5,029,000
Normalized FFO (1) per Diluted Common Share	$0.18	$0.17
Weighted Average Shares Outstanding	35,907,000	29,955,000

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A summary of significant balance sheet information as of March 31, 2018 and December 31, 2017 is as follows:

	March 31, 2018	December 31, 2017

Gross Real Estate Investments	$773,642,000	$764,439,000
Marketable Securities at Fair Value	$113,344,000	$132,964,000
Total Assets	$813,387,000	$823,881,000
Mortgages Payable, net	$303,317,000	$304,895,000
Loans Payable, net	$50,383,000	$84,704,000
Total Shareholders’ Equity	$446,549,000	$421,215,000

Samuel A. Landy, President and CEO, commented on the results of the first quarter of 2018.

“We are pleased to announce another solid quarter of operating results and an excellent start to 2018. Our Normalized FFO for the quarter of $0.18 per diluted share fully covered our dividend. During the quarter, we:

●	Increased Rental and Related Income by 11.2%;
●	Increased Community Net Operating Income (“NOI”) by 11.2%;
●	Increased Same Property NOI by 5.4%
●	Increased Same Property Occupancy by 140 basis points from 81.8% to 83.2%;
●	Increased home sales by 31.7%;
●	Increased our rental home portfolio by 165 homes to approximately 5,800 total rental homes, representing an increase of 17.7%;
●	Increased rental home occupancy by 100 basis points from 93.7% to 94.7%;
●	Reduced the weighted average interest rate on our mortgage debt from 4.4% to 4.2%;
●	Maintained the weighted average interest rate on our total debt at 4.1%;
●	Issued 2,000,000 shares of a new 6.375% Series D Cumulative Redeemable Preferred Stock, for net proceeds after deducting the underwriting discount and other estimated offering expenses, of approximately $48 million;
●	Raised $10.1 million through our Dividend Reinvestment and Stock Purchase Plan;
●	Reduced our Net Debt to Total Market Capitalization from 36.4% to 29.0% and our Net Debt Less Securities to Total Market Capitalization from 26.1% to 19.0%; and,
●	Increased our total market capitalization to $1.1 billion, representing an increase of 8.5%.”

Mr. Landy stated, “Our positive results were driven by strong operating metrics. Our rental program remains the most efficient way to drive occupancy and earnings growth. During the quarter we added 165 rental homes to our communities. Our rental home portfolio now contains 5,772 homes with an occupancy rate of 94.7%.”

“Home sales have been improving and increased 32% this year. The positive demographic trends and robust labor market, combined with rising conventional home prices, should favor our industry and drive further demand for our homes.”

“Same Property NOI increased by 5.4% this year, driven by a 140 basis point increase in the occupancy rate and a 3.3% increase in our weighted average monthly site rent.”

“During the quarter, we also enhanced our liquidity by issuing 2,000,000 shares of a new 6.375% Series D Cumulative Redeemable Preferred Stock, for net proceeds, after deducting the underwriting discount and other estimated offering expenses, of approximately $48 million. We anticipate continued per share earnings accretion once this capital is fully deployed.”

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“Starting in 2018, unrealized gains or losses in value on securities holding are included in our operating numbers. The REIT market has been under pressure thus far in 2018 losing approximately 10% in value. We view this as temporary and expect the value of the companies to better reflect their earnings and underlying property values.”

“We continue to execute on our business plan. We have a robust acquisition pipeline of approximately $75 million. We anticipate completing the acquisition of two of these communities, with a total of approximately 670 sites at a purchase price of $20 million, within the next few weeks. We look forward to building on the substantial progress we have made thus far.”

UMH Properties, Inc. will host its First Quarter 2018 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, May 10, 2018 at 10:00 a.m. Eastern Time.

The Company’s 2018 first quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 10, 2018. It will be available until August 1, 2018 and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10118610. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 112 manufactured home communities containing approximately 20,000 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus costs of early extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock. We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on marketable securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

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FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three months ended March 31, 2018 and 2017 are calculated as follows:

	Three Months Ended
	3/31/18	3/31/17
Net Loss Attributable to Common Shareholders	$(27,155,000)	$(1,504,000)
Depreciation Expense	7,595,000	6,540,000
Loss on Sales of Depreciable Assets	16,000	25,000
FFO Attributable to Common Shareholders	(19,544,000)	5,061,000
Decrease in Fair Value of Marketable Securities	25,899,000	-0-
Core FFO Attributable to Common Shareholders	6,355,000	5,061,000
Gain on Sales of Marketable Securities, net	(20,000)	(32,000)
Normalized FFO Attributable to Common Shareholders	$6,335,000	$5,029,000

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 36,195,000 shares for the three months ended March 31, 2018, and 30,427,000 for the three months ended March 31, 2017, respectively. Common stock equivalents resulting from stock options in the amount of 288,000 shares for the three months ended March 31, 2018, and 472,000 shares for the three months ended March 31, 2017, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

The following are the cash flows provided (used) by operating, investing and financing activities for the three months ended March 31, 2018 and 2017:

	2018	2017
Operating Activities	$10,290,000	$11,626,000
Investing Activities	(17,472,000)	(49,618,000)
Financing Activities	11,205,000	43,368,000

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